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                                                                   EXHIBIT 10.41



                    AMENDMENT TO REVOLVING CREDIT AGREEMENT

        THIS AMENDMENT is made as of March 31, 1998, by and among Tier Technologies, Inc., a California corporation (the "Company"), Tier Technologies (United Kingdom), Inc., a Delaware corporation ("Tier UK"), and BankBoston, N.A., a national banking association (the "Bank").

        WHEREAS, the parties hereto are parties to a certain Revolving Credit Agreement dated as of March 31, 1998 (the "Credit Agreement"); and

        WHEREAS, the parties desire to amend the Credit Agreement in a certain respect;

        NOW THEREFORE, the parties hereto hereby agree to amend the Credit Agreement as follows:

        1. The Credit Agreement is hereby amended by deleting Section 6.10 thereof in its entirety and by substituting the following new Section in lieu thereof:

                "6.10 Investments. Except as permitted in Section 6.6, neither the Company nor any of its Subsidiaries shall make or maintain any Investments other than (i) existing Investments in Subsidiaries and additional Investments in such Subsidiaries in the ordinary course of its business, (ii) Qualified Investments,
                (iii) loans outstanding to Messrs. James L. Bildner and William
                G. Barton evidenced by those certain promissory notes dated in February, 1997 and amended in August, 1997 payable by such individuals to the Company, the aggregate outstanding principal balance of which was $2,158,600 as of December 31, 1997, and
                (iv) up to $1,800,000 aggregate principal amount of other loans to employees of the Company and any Subsidiaries who are shareholders of the Company. It is understood and agreed that as the loans described in clause (iii) in the preceding sentence are paid or otherwise reduced, the amount of the payments or reductions shall not become available for new permitted Investments under this Section 6.10."

        2. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

        3. This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.


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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                        TIER TECHNOLOGIES, INC.


                                        By:  /s/ GEORGE K. ROSS
                                            ------------------------------
                                            Name:  George K. Ross
                                            Title: EVP & CFO


                                        TIER TECHNOLOGIES
                                        (UNITED KINGDOM), INC.


                                        By:  /s/ GEORGE K. ROSS
                                            ------------------------------
                                            Name:  George K. Ross
                                            Title: CFO


                                        BANKBOSTON, N.A.


                                        BY:  /s/ TINA LINDENAUER
                                            ------------------------------
                                            Name:  Tina Lindenauer
                                            Title: Managing Director


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